Exhibit 99.3

CRITICARE SYSTEMS, INC.
STOCK APPRECIATION RIGHT GRANT AGREEMENT
(Grant No. _________)

THIS STOCK APPRECIATION RIGHT GRANT AGREEMENT dated as of _____________, 200__ (the "Grant Date"), is between __________________ ("Grantee") and CRITICARE SYSTEMS, INC., a Delaware corporation (the "Company").

RECITALS

A.  The Company adopted the Criticare Systems, Inc. 2003 Stock Option Plan (the "Plan"), which was approved by its Board of Directors (the "Board") and stockholders effective November 14, 2003 and amended effective December 1, 2005. The Plan is administered by the Compensation Committee of the Board.

B.  The Administrator has designated Grantee as a participant in the Plan.

C.  Pursuant to the Plan, Grantee and the Company desire to enter into this Agreement setting forth the terms and conditions of the following stock appreciation right granted to Grantee under the Plan.

AGREEMENTS

Grantee and the Company agree as follows:

1.  Grant of Stock Appreciation Right. The Company grants to Grantee a stock appreciation right (hereinafter referred to as the "Stock Appreciation Right") with respect to a total of _____ shares (the "Shares") of the Company's common stock, par value $0.04 per share (the "Common Stock "), on the terms and conditions set forth below and in the Plan.

2.  Exercise Price. The exercise price of this Stock Appreciation Right shall be $______ per share, which is equal to or greater than the Fair Market Value of the Common Stock on the Grant Date.

3.  Period of Exercise. Unless this Stock Appreciation Right is terminated as provided hereunder or under the Plan, Grantee may exercise this Stock Appreciation Right in whole or in part at any time after __________________ until it expires at 5 p.m., Milwaukee, Wisconsin time, on the tenth anniversary of the Grant Date (the "Exercise Period").

4.  Definitions. Unless provided to the contrary in this Agreement, the definitions contained in the Plan and any amendments to the Plan shall apply to this Agreement.

5.  Change in Capital Structure. The number of Shares covered by and the exercise price of this Stock Appreciation Right will be adjusted in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition or other change in the capital structure of the Company as determined by the Administrator in accordance with the Plan.

6.  Nontransferability of Stock Appreciation Right. This Stock Appreciation Right shall not be transferable other than by will or the laws of descent or distribution and shall be exercisable, during Grantee's lifetime, only by Grantee.

7.  Exercise of Stock Appreciation Right. Each exercise of this Stock Appreciation Right shall be in writing (substantially in the form of Exhibit A hereto), signed by the Grantee, and received by the Company in its principal office. The Grantee may exercise this Stock Appreciation Right with respect to less than the total number of Shares covered hereby; provided that no partial exercise of this Stock Appreciation Right may be with respect to any fractional Share. Upon exercise of this Stock Appreciation Right, the Grantee shall receive from the Company [a payment of cash in an amount equal to the product of (a) the difference between the Fair Market Value on the date of exercise over the exercise price of this Stock Appreciation Right, times (b) the number of Shares with respect to which this Stock Appreciation Right is exercised] [certificate(s) issued in the Grantee's name (or, if requested by the Grantee, such shares shall be issued to the Grantee by electronic transfer to the Grantee's broker) for the number of whole shares of Common Stock equal to the amount determined by dividing (a) the product of (i) the difference between the Fair Market Value on the date of exercise over the exercise price of this Stock Appreciation Right, times (ii) the number of Shares with respect to which this Stock Appreciation Right is exercised, by (b) the Fair Market Value on the date of exercise (and a payment of cash in lieu of any fractional Shares based on the Fair Market Value on the date of exercise)]. If delivery is by mail, such delivery shall be deemed effected when deposited in the United States mail, addressed to Grantee.

8.  Addresses. All notices or statements required to be given to either party hereto shall be in writing and shall be personally delivered or sent, in the case of the Company, to its principal business office and, in the case of Grantee, to Grantee's address as is shown on the records of the Company or to such address as Grantee designates in writing. Notice of any change of address shall be sent to the other party by registered or certified mail. It shall be conclusively presumed that any notice or statement properly addressed and mailed bearing the required postage stamps has been delivered to the party to which it is addressed.

9.  Restrictions Imposed by Law. Notwithstanding any other provision of this Agreement, Grantee agrees that Grantee shall not exercise this Stock Appreciation Right and that the Company will not be obligated to deliver any shares of Common Stock or make any cash payment if counsel to the Company determines that such exercise, delivery or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange upon which the Common Stock is listed. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of this Stock Appreciation Right to comply with any law or regulation of any governmental authority.

10.  Service Provider Relationship. Nothing in this Agreement or in the Plan shall limit the right of the Company or any parent or subsidiary of the Company to terminate Grantee's employment or other form of service relationship or otherwise impose any obligation to employ and/or retain Grantee as a service provider.

11.  Effect of Termination of Service Provider Relationship.

               (a)  Termination of Relationship as a Service Provider. If the Grantee ceases to be a Service Provider, other than upon the Grantee's death or Disability, retirement after age 55 or termination for Cause, this Stock Appreciation Right (to the extent exercisable pursuant to Section 3 above as of the date of the Grantee's termination) shall remain exercisable for three months following the date of the Grantee's termination.

               (b)  Disability or Retirement of Grantee. If the Grantee ceases to be a Service Provider as a result of the Grantee's Disability or the Grantee's retirement after age 55, this Stock Appreciation Right (to the extent exercisable pursuant to Section 3 above as of the date of the Grantee's termination) shall remain exercisable for twelve months following the date of the Grantee's termination.

               (c)  Death of Grantee. If the Grantee dies while a Service provider, this Stock Appreciation Right (to the extent exercisable pursuant to Section 3 above as of the date of the Grantee's death) shall remain exercisable for twelve months following the Grantee's death. This Stock Appreciation Right may be exercised by the executor or administrator of the Grantee's estate or, if none, by the person(s) entitled to exercise this Stock Appreciation Right under the Grantee's will or the laws of descent or distribution.

               (d)  Termination for Cause. If the Grantee ceases to be a Service Provider as a result of a termination for Cause, this Stock Appreciation Right, to the extent not exercised before such termination, shall forthwith terminate.

               (e)  Unvested Stock Appreciation Right. If this Stock Appreciation Right is not exercisable pursuant to Section 3 above as of the date of the Grantee's termination for any reason, this Stock Appreciation Right shall terminate as of the date of termination.

12.  Governing Law. This Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Wisconsin.

13.  Provisions Consistent with Plan. This Agreement is intended to be construed to be consistent with, and is subject to, all applicable provisions of the Plan, which is incorporated herein by reference. In the event of a conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall prevail.

_______________________________________
[Name of Grantee]

CRITICARE SYSTEMS, INC.

BY____________________________________

EXHIBIT A

Stock Appreciation Right Exercise

1.  I exercise my Stock Appreciation Right with respect to the number of shares of Criticare Systems, Inc. (the “Company”) common stock shown below pursuant to the Company’s 2003 Stock Option Plan.

Grant Agreement	Stock Appreciation Right Exercised
Date____________________ Grant No._________________	Number____________________ Per Share Exercise Price_________________

2.  In connection with this Stock Appreciation Right exercise, I represent the following:

             (a)  All conditions under the above-referenced Grant Agreement have been met with respect to the Stock Appreciation Right exercised.

             (b)  I have had access to and have reviewed all current publicly available reports filed by the Company with the Securities and Exchange Commission and have based my purchase on that information and not on any other oral or written information supplied by the Company.

3.  I understand that before I receive my certificate for the shares referenced above, the Company requires me to remit to it an amount sufficient to satisfy any outstanding amounts due the Company and to satisfy any federal, state or local withholding tax requirements.

Date____________________	Name_______________________________ (Please print name)
Signature______________________________

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